UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023

Franklin Street Properties Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-32470	04-3578653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts	01880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 557-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $.0001 par value per share	FSP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

On December 6, 2023, FSP Blue Lagoon Drive LLC (the “Seller”), a wholly-owned subsidiary of Franklin Street Properties Corp. (the “Registrant”), closed on the sale of the office building located at 5505 Blue Lagoon Drive, Miami, Florida containing approximately 213,182 square feet (the “Property”) to LEN Blue Lagoon, LLC (as successor-in-interest to Lennar Homes, LLC, the “Buyer”), pursuant to a Purchase and Sale Agreement dated July 26, 2023 (the “Agreement”).  Lennar Homes, LLC is a tenant at the Property pursuant to that certain Office Lease Agreement with the Seller dated September 13, 2019, as amended pursuant to a First Amendment to Office Lease Agreement dated January 29, 2021 (as amended, the “Lease”). There were no material relationships, other than in respect of the Agreement and the Lease, among the Seller and the Buyer, or any of their respective affiliates.  The gross purchase price for the Property was $68,000,000.  The Registrant intends to use the proceeds from the sale of the Property primarily for the repayment of debt.

ITEM 9.01. Financial Statements and Exhibits.

(b)Pro forma financial information.

The pro forma financial information of the Registrant as adjusted to give effect to the sale of the Property is presented in the unaudited pro forma condensed consolidated financial statements filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d)Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.DESCRIPTION OF EXHIBITS

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN STREET PROPERTIES CORP.

Date: December 7, 2023	By:	/s/ Scott H. Carter
Scott H. Carter
Executive Vice President, General Counsel and Secretary

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